SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):

                                October 24, 2002


                              ORYX TECHNOLOGY CORP.
             (Exact name of registrant as specified in its charter)


          Delaware                       1-12680                 22-2115841
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)




         4340 Almaden Expressway, Suite 220, San Jose, California 95118
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (408) 979-2955


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Item 5.           Other Events.

         Richard Hubbard has resigned from the Board of Directors, effective as of October 24, 2002.





                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 30, 2002               ORYX TECHNOLOGY CORP.
                                      (Registrant)


                                      By:  /s/ Mitchel Underseth
                                           ---------------------
                                           Mitchel Underseth
                                           Chief Financial Officer


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